UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
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ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 8, 2009

Dear Shareholder:

On behalf of the Board of Trustees of ING International High Dividend Equity Income Fund (the “Fund”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on June 23, 2009 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and to vote on the following:

1.                                       To elect three Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

The proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.  We are asking you to consider it carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING International High Dividend Equity Income Fund (the “Fund”) will be held at 10:00 a.m., Local time, on June 23, 2009, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect three Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors; and

2.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on April 3, 2009 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

May 8, 2009

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

(This page intentionally left blank)

PROXY STATEMENT

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

May 8, 2009

Toll-Free: (800) 992-0180

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 23, 2009

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING International High Dividend Equity Income Fund (the “Fund”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 8, 2009 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Fund (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What is the Proposal and who can vote on it?

Pursuant to the Declaration of Trust dated April 4, 2007 (the “Declaration of Trust”), the Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  The term of office of the Class II Trustees expires on the date of the 2009 Annual Meeting, with the terms of office for Class III and Class I expiring one and two years thereafter, respectively.  For this reason, as a shareholder of the Fund, you are being asked to consider the election of the Class II Trustees who will be elected for a three-year term.  The Declaration of Trust provides for the division of the Board in order to limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Fund.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposal concerning your investment in the Fund.

Who is eligible to vote?

Shareholders who owned shares in the Fund at the close of business on April 3, 2009 (the “Record Date”) are eligible to vote.  As of the Record Date, the Fund had 8,058,982 Common Shares outstanding.  Common Shareholders are entitled to one vote for each Common Share held.  The Fund does not currently issue any shares other than the Common Shares.  To the best of the Fund’s knowledge, as of April 3, 2009, no person owned beneficially more than 5% of the Common Shares of the Fund, except as listed below.

Name and Address of Shareholder*	Percentage of Fund
Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.60%

* This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC (“ING Investments” or the “Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Fund, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 23, 2009, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual

Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, June 23, 2009

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Copies of the Fund’s Annual Report for the fiscal year ended February 28, 2009 and the Fund’s Semi-Annual Report for the period ended August 31, 2008 were previously mailed to shareholders and are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

PROPOSAL

ELECTION OF CLASS II TRUSTEES

What is the Proposal?

The Board has nominated three individuals for election as Class II Trustees of the Board to represent the interests of the holders of Common Shares of the Fund (the “Class II Nominees”).  Holders of Common Shares are asked to elect the Class II Nominees to serve as Trustees, each to serve for a three-year term, and until his or her successor is duly elected and qualified.  Information about each Class II Nominee is set forth below.  All of the Class II Nominees are currently Trustees of the Fund and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

What factors did the Board consider in selecting the Class II Nominees?

The Board nominated the three individuals who currently serve as Class II Trustees of the Common Shares of the Fund.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Class II Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class II Nominees.

What is the required vote?

Common Shareholders are entitled to one vote for each Common Share held.  The majority of the Common Shares of the Fund duly cast at the Annual Meeting is required to approve the election of each Class II Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Class II Nominees?

For election as Class II Trustees at the Annual Meeting, the Board has approved the nomination of:

Class II

Colleen D. Baldwin

Robert W. Crispin

Peter S. Drotch

The persons named as proxies will vote for the election of each of these Class II Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Class II Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s Declaration of Trust.

No Class II Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class II Nominee have an interest materially adverse to the Fund.

The following table sets forth information concerning the Class II Nominees of the Fund.  The address for each Class II Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

Colleen D. Baldwin Age: 48	Trustee Class II	July 2007- Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 to Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	159	None.

Peter S. Drotch Age: 67	Trustee Class II	October 2007- Present	Retired partner, PricewaterhouseCoopers, LLP.	159	First Marblehead Corporation (September 2003- Present).

Trustees who are “Interested Persons”

Robert W. Crispin(3) Age: 62	Trustee Class II	July 2007- Present	Retired Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	159	ING Canada Inc. (December 2004 — Present) and ING Bank fsb (June 2001 — Present).

(1)          The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund.  At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of February 28, 2009.

(3)          Mr. Crispin is an “interested person” of the Fund, as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Please read the section “Further Information About the Trustees and Officers” starting on page 10 of this Proxy Statement before voting on this Proposal.

Who are the Class III and Class I Trustees?

The Class III Trustees serving until the 2010 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class III

John V. Boyer

Patricia W. Chadwick

Sheryl K. Pressler

The Class I Trustees serving until the 2011 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class I

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Roger B. Vincent

The following table sets forth information concerning the Class III and Class I Trustees of the Fund.  The address for each Class III and Class I Trustee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

John V. Boyer Age: 55	Trustee Class III	May 2007 - Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 — March 2006).	159	None.

Patricia W. Chadwick Age: 60	Trustee Class III	May 2007 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	159	Wisconsin Energy (June 2006 — Present).

J. Michael Earley Age: 63	Trustee Class I	May 2007 - Present	Retired. Formerly, President, Chief Executive Officer, Bankers Trust Company, N.A. Des Moines (June 1992 —	159	Bankers Trust Company, N.A. Des Moines (June 1992-Present) and Midamerica Financial Corporation

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

			December 2008).		(December 2002 - Present).

Patrick W. Kenny Age: 66	Trustee Class I	May 2007 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	159	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Re Holdings Corp. (November 2006 — Present).

Sheryl K. Pressler Age: 58	Trustee Class III	May 2007 - Present	Consultant (May 2001 — Present).	159	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent Age: 63	Trustee Class I	May 2007 - Present	President, Springwell Corporation (March 1989 - Present).	159	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(4) Age: 53	Trustee Class I	May 2007 - Present

President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

				197(6)

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC (8), ING Investments, LLC (5) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)          The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund.  At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of February 28, 2009.

(3)          Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)          Mr. Mathews is an “interested person” of the Fund, as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

Mr. Mathews is also Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc. which was previously known as ING Pilgrim Securities, Inc. and prior to that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim, Inc. which was previously known as Pilgrim Group, Inc. and prior to that was known as Pilgrim America Group, Inc.

Please read the section “Further Information About the Trustees and Officers” starting on page 10 of this Proxy Statement before voting on this Proposal.

What is the Board’s recommendation on the Proposal?

The Board recommends that shareholders vote “FOR” the election of each of the Class II Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Class II Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting of the Fund, one class of Trustees is elected to a three-year term and generally holds office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. In addition, pursuant to a retirement policy adopted by the Board, each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. In order to qualify for the retirement benefit, a Trustee must have served as an Independent Trustee of one or more funds within the ING Funds complex for at least five years as of May 9, 2007. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Fund or certain affiliated entities?

To the best of the Fund’s knowledge, as of April 3, 2009 no Trustee owned 1% or more of the outstanding Common Shares of the Fund, and the Trustees owned, as a group, less than 1% of the Common Shares of the Fund.

The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$10,000 - $50,000(1)
John V. Boyer	$0	$50,000 - $100,000
Patricia W. Chadwick	$0	$10,000 - $50,000(2)
Peter S. Drotch	$0	$50,000 - $100,000
J. Michael Earley	$0	Over $100,000
Patrick W. Kenny	$0	$10,000 - $50,000 and $50,000 - $100,000(1)
Sheryl K. Pressler	$0	Over $100,000(1)
Roger B. Vincent	$0	Over $100,000 and Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	$0	None
Shaun P. Mathews	$0	Over $100,000 and $10,000 - $50,000(1)

(1)          Held in a 401(k)/deferred compensation account.

(2)          As of January 9, 2009, Ms. Chadwick owned over $100,000 in equity securities in all registered investment companies overseen in the family of investment companies.

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned any shares of the Fund’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

What are the Committees of the Board?

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com.  The Charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Trustees: Messrs. Drotch and Earley and Mses. Chadwick and Pressler, all of whom are considered independent under the rules promulgated by the New

York Stock Exchange and, in addition, are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  Mr. Earley serves as Chairperson of the Audit Committee and, along with Mr. Drotch, has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.  During the fiscal year ended February 28, 2009, the Audit Committee held seven (7) meetings.

Audit Committee Report:  As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Fund’s independent auditor, the Fund’s financial statements for the fiscal year ended February 28, 2009.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2009, be included in the Fund’s Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2010.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Fund for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Fund’s brokerage and the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

 The Compliance Committee operates pursuant to a Charter approved by the Board.  The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Kenny, Boyer and Vincent and Ms. Baldwin. Mr. Kenny serves as Chairperson of the Compliance Committee.  During the fiscal year ended February 28, 2009, the Compliance Committee held four (4) meetings.

Executive Committee.  The Board has an Executive Committee whose function is to act on behalf the full Board between Board meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act: Messrs. Vincent, Boyer, Crispin and Mathews and Ms. Pressler.  Mr. Vincent serves as Chairperson of the Committee. During the fiscal year ended February 28, 2009, the Executive Committee held eleven (11) meetings.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustees and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent Trustees of investment companies and making recommendations for any compensation changes for the Independent Trustees; (7) overseeing the Board’s annual self evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of four (4) Trustees: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a Charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com. The Nominating and Governance Committee held two (2) meetings during the fiscal year ended February 28, 2009.

Investment Review Committee. The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Fund and to make recommendations to the Board with respect to the Fund.  The Investment Review Committee for the International/Balanced/Fixed-Income Funds (one of which is the Fund) currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act: Messrs. Boyer, Kenny, Mathews and Vincent, and Ms. Baldwin.  Mr. Boyer serves as Chairperson of the Committee. The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended February 28, 2009, the Investment Review Committee for the International/Balanced/Fixed-Income Funds held six (6) meetings.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Pressler and Chadwick, Messrs. Boyer, Drotch and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.  The Contracts Committee held eight (8) meetings during the fiscal year ended February 28, 2009.

How often does the Board meet?

The Board currently conducts regular meetings seven (7) times a year. The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2009, the Board held sixteen (16) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Fund’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The fee schedule consists only of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

The Fund pays each Independent Trustee, a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receive an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Directors/Trustees.

The Trustees who are “interested persons” of the Fund receive no compensation from the Fund.

The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Fund’s fiscal year ended February 28, 2009 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(2)
Colleen D. Baldwin(3)	$283	N/A	N/A	$208,791
John V. Boyer	$326	N/A	N/A	$240, 852
Patricia W. Chadwick(3)	$325	N/A	N/A	$240,000
Robert W. Crispin(4)	—	N/A	N/A	—
Peter Drotch	$271	N/A	N/A	$200,000
J. Michael Earley	$312	N/A	N/A	$230,000
Patrick W. Kenny(3)	$312	N/A	N/A	$230,000
Shaun P. Mathews(4)	—	N/A	N/A	—
Sheryl K. Pressler(3)	$352	N/A	N/A	$260,000
Roger B. Vincent (3)	$373	N/A	N/A	$275,000

(1)          The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as an Independent Trustee shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board. The amount reflected is compensation from all funds in the Fund Complex.

(2)          Trustee compensation includes compensation paid by funds that are not discussed in this Proxy.  As of February 28, 2009, the Fund Complex consisted of 159 registered investment companies or series thereof.

(3)          During fiscal year ended February 28, 2009, Mses. Baldwin, Chadwick and Pressler and Messrs. Kenny and Vincent, deferred $50,000, $180,000, $57,500, $30,000 and $68,750, respectively, of their compensation payable by the Fund Complex.

(4)          Messrs. Crispin and Mathews are “interested persons” of the Fund, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Are the Trustees required to attend the Annual Meeting?

The Fund has no formal policy regarding Trustee attendance at meetings of the Fund’s shareholders.

Who are the officers of the Fund?

The Fund’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Fund.  The address for the officers of the Fund is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 53	President and Chief Executive Officer	April 2007 – Present

President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer ING USFS (April 2002 – October 2004).

Stanley D. Vyner Age: 58	Executive Vice President	April 2007 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present).

Michael J. Roland Age: 50	Executive Vice President	April 2007 - Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC (2) and ING Funds Services, LLC (3) (December 2001 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC (2) and Directed Services LLC (4) (October 2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (2) (December 2001 – March 2005).

Joseph M. O’Donnell Age: 54	Chief Compliance Officer Executive Vice President	April 2007 - Present

Chief Compliance Officer of the ING Funds (November 2004 – Present) and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer of ING Investments, LLC (2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC (4) (March 2006 - July 2008) and ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	April 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 – Present). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 – March 2005).

Kimberly A. Anderson Age: 44	Senior Vice President	April 2007 - Present	Senior Vice President, ING Investments, LLC (2) (October 2003 – Present).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Ernest J. C’DeBaca Age: 39	Senior Vice President	April 2007 - Present

Chief Compliance Officer, ING Investments, LLC (2) (July 2008 – Present); Investment Advisor Chief Compliance Officer, Directed Services LLC (4) (July 2008 – Present); Head of Retail Compliance, ING Funds Distributor, LLC (5) and ING Funds Services, LLC (3), (July 2008 – Present); and Senior Vice President, ING Investments, LLC (2) (December 2006 – Present), ING Funds Services, LLC (3) (April 2006 – Present), ING Funds Distributor, LLC (5) (July 2008 – Present), and Directed Services LLC (4) (July 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006).

Robert Terris Age: 38	Senior Vice President	April 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 – May 2006).

Robyn L. Ichilov Age: 41	Vice President and Treasurer	April 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC (3) (November 1995 – Present) and ING Investments, LLC (2) (August 1997 – Present).

Lauren D. Bensinger Age: 55	Vice President	April 2007 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (5) (August 1995 – Present); Vice President, ING Investments, LLC (2) (February 1996 – Present); and Director of Compliance, ING Investments, LLC (2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC (2) (October 2001 – October 2004).

Maria M. Anderson Age: 50	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (October 2001– September 2004).

Kimberly K. Springer Age: 51	Vice President	April 2007 - Present

Vice President, ING Funds Services, LLC (3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (August 2004 – March 2006) and Manager, Registration Statements, ING Funds Services, LLC (3) (May 2003 – August 2004).

Denise Lewis Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

William Evans Age: 36	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Susan P. Kinens Age: 32	Assistant Vice President	April 2007 - Present	Assistant Vice President, ING Funds Services, LLC (3) (December 2002 – Present).

Craig Wheeler Age: 39	Assistant Vice President	May 2008 - Present

Assistant Vice President – Director of Tax, ING Funds Services, LLC (3) (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 – March 2008); and Tax Senior, ING Funds Services, LLC (3) (January 2004 – March 2005).

Huey P. Falgout, Jr. Age: 45	Secretary	April 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present).

Theresa K. Kelety Age: 46	Assistant Secretary	April 2007 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Kathleen Nichols Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 – Present). Formerly, Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)         The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)         ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)         ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)         Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)         ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Fund does not pay its officers for the services they provide to the Fund.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Fund’s adviser, sub-adviser, distributor and administrator?

ING Investments serves as the investment adviser to the Fund, ING Funds Distributor, LLC serves as the Fund’s distributor and ING Funds Services, LLC serves as the Fund’s administrator.  The principal office of the investment adviser, the distributor and the administrator is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. serves as the Fund’s sub-adviser. The principal office of the sub-adviser is located at 230 Park Avenue, New York, NY 10169. ING Investment Management Asia/Pacific (Hong Kong) Limited, whose principal office is located at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong, serves as a sub-sub-adviser to the Fund. ING Investment Management

Advisors B.V. also serves as a sub-sub-adviser to the Fund. Its principal office is located at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands.

The investment adviser, the sub-adviser, the sub-sub-advisers, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

Who are the Fund’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Fund.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal year ending February 28, 2010.

The following table shows fees paid to KPMG for professional audit services during the Fund’s most recent fiscal years ended February 28, 2009 and February 29, 2008, as well as fees billed for other services rendered by KPMG to the Fund.

	2009	2008(1)
Audit Fees(2)	$22,000	$13,200
Audit-Related Fees (3)	$2,150	—
Tax Fees (4)	$5,961	$5,430
All Other Fees (5)	—	—

(1)          For the fiscal period from September 25, 2007, when the Fund commenced operations, to its initial fiscal year ended February 29, 2008.

(2)          Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(3)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(4)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(5)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended February 28, 2009 and February 29, 2008 were $1,502,035 and $924,465, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Fund.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of the Common Shares of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Fund on the Record Date entitled to vote for the Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against the Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to the Proposal, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A majority of the votes duly cast is required for the election of a Trustee.  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange.  Such persons are required by the U.S. Securities and Exchange Commission (the “SEC”) regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended February 28, 2009, no Reporting Persons known to the Fund were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, except as follows:

David Eckert, Jonathan Atack and Jan Straatman each did not file on a timely basis the initial report on Form 3.  All the required Form 3 filings were subsequently completed.  SEC rules require the Fund to disclose all known delinquent Section 16(a) filings by its officers, directors and 10% stockholders.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Fund’s 2010 Annual Meeting?

It is anticipated that the next annual meeting of the Fund will be held in June 2010 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 8, 2010, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2010 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before March 24, 2010.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

Huey P. Falgout, Jr.
Secretary

May 8, 2009

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 23, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING International High Dividend Equity Income Fund (the “Fund”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 23, 2009, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

	VOTE ON CLASS II TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

Class II Trustees

	(1) Colleen D. Baldwin, (2) Robert W. Crispin, and (3) Peter S. Drotch.	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Signature	Date	Signature (Joint Owners)	Date

2